UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
370 17th Street
Suite 5300
Denver	Colorado		80202
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into Material Definitive Agreement.

Amendment No. 2 to DIP Credit Agreement

As previously announced, on June 14, 2020, Extraction Oil & Gas, Inc. (the “Company”) and certain of its wholly-owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware. The Debtors’ Chapter 11 cases are being jointly administered under the caption In re Extraction Oil & Gas, Inc., et al. (the “Chapter 11 Cases”). On June 16, 2020, in connection with the filing of the Chapter 11 Cases, the Debtors entered into a debtor-in-possession credit agreement on the terms set forth in a Superpriority Senior Secured Debtor-in-Possession Credit Agreement (as amended, the “DIP Credit Agreement”), by and among the Company, as Borrower, the subsidiaries of the Company party thereto, as Guarantors, the lenders party thereto (the “DIP Lenders”), and Wells Fargo Bank, National Association, as DIP Agent and Issuing Lender.

On November 2, 2020, the Company, together with its subsidiaries party thereto, certain of the DIP Lenders and Wells Fargo Bank, National Association entered into a second amendment to the DIP Credit Agreement (“Amendment No. 2”) to, among other things: (i) extend certain “Milestones,” as defined in the DIP Credit Agreement, (ii) extend the “Scheduled Maturity Date,” as defined in the DIP Credit Agreement, to January 31, 2021 and (iii) provide that the Scheduled Maturity Date may be further extended, at the request of the Company, to a date that is on or before March 14, 2021 with the prior written consent of the Majority Lenders, as defined in the DIP Credit Agreement.

Capitalized terms used but not specifically defined herein have the meanings specified for such terms in the DIP Credit Agreement. The foregoing description of Amendment No. 2 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of Amendment No. 2, as applicable. A copy of Amendment No. 2 is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding Amendment No. 2 is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Amendment No. 2 to Superpriority Senior Secured Debtor-in-Possession Credit Agreement, dated as of November 2, 2020, by and among Extraction Oil & Gas, Inc., the subsidiary guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

Dated: November 5, 2020
	By:	/s/ Tom L. Brock
Tom L. Brock
Vice President and Chief Accounting Officer

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